UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2024

DULUTH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37641	39-1564801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Front Street

Mount Horeb, Wisconsin 53572

(Address of principal executive offices, including zip code)

(608) 424-1544

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, No Par Value	DLTH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2024, Mr. Michael Murphy informed Duluth Holdings Inc. (the “Company”) of his decision to resign as VP, Chief Accounting Officer and Treasury, along with all other positions he holds at the Company. Mr. Murphy’s resignation will be effective on October 11, 2024. Mr. Murphy’s decision was not related to any disagreements with the Company or its management on any matters relating to the Company’s operations, policies, or practices.

On September 24, 2024, the Board of Directors of the Company appointed Ms. Heena Agrawal, Senior Vice President and Chief Financial Officer of the Company, to assume the additional role of interim Chief Accounting Officer effective October 11, 2024, while a search for a permanent replacement is conducted. Information regarding Ms. Agrawal’s background and business experience is set forth in Part I of the Company’s Annual Report on Form 10-K for the year ended January 28, 2024 under the heading “Information about our Executive Officers”, and such information is incorporated herein by reference. Ms. Agrawal does not have a family relationship with any of the Company’s directors or executive officers. Furthermore, since January 31, 2022, there have been no transactions, and there are no currently proposed transactions, to which the Company was or is a participant and in which Ms. Agrawal had or is to have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K. Ms. Agrawal will not receive any additional compensation for assuming the role of interim Chief Accounting Officer, and no changes have been made to any plan, contract, or arrangement in which Ms. Agrawal participates as a result of this appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Date: September 26, 2024

	By:	/s/ Samuel M. Sato
Name: Samuel M. Sato
Title: President and Chief Executive Officer